EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DS Healthcare Group, Inc. (the “Registrant”) on Form 10-K for the year ending December 31,  2015, as filed with the SEC on the date hereof (the “Annual Report”), I, John Power, Chief Financial Officer and Principle Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 7, 2016
	By:	/s/ John Power
John Power
Chief Financial Officer, Principle Accounting Officer